10-K Commitments and contingencies	3 Months Ended
Mar. 31, 2026
Commitments and Contingencies Disclosure [Abstract]
Commitments and contingencies	Commitments and contingencies
Indemnification agreements
In the ordinary course of business, the Company may provide indemnification of varying scope and terms to vendors, lessors, business partners and other parties with respect to certain matters including, but not limited to, losses arising out of breach of such agreements or from intellectual property infringement claims made by third parties.
In addition, the Company has entered into indemnification agreements with certain members of its board of directors and senior executive team that may require the Company, among other things, to indemnify them against certain liabilities that may arise by reason of their status or service as directors or senior officers of the Company. The maximum potential amount of future payments the Company could be required to make under these indemnification agreements is, in many cases, unlimited. To date, the Company has not incurred any material costs as a result of such indemnification agreements. The Company does not believe that the outcome of any claims under indemnification arrangements will have a material effect on its financial position, results of operations or cash flows, and it has not accrued any liabilities related to such obligations in its Consolidated Financial Statements.
Dividend Restriction
The Company has not historically paid dividends on its outstanding SVS. Any future determination to pay dividends will depend upon the Company's financial condition and results of operations. Furthermore, the Company’s ability to pay dividends is subject to applicable laws, regulatory capital requirements and compliance with covenants contained in the Company's outstanding debt arrangements.
The Company has no record of paying dividends. Its ability to pay dividends would be dependent on the Company’s results of operation, subject to applicable laws and regulations, and would require maintenance of certain solvency and capital standards as well as applicable covenants within the Company’s outstanding debt arrangements.
Income tax returns
The Company files its income tax returns as prescribed by the tax laws of the jurisdictions in which it operates. In the normal course of business, the Company is subject to examination by federal, state and foreign taxing authorities, where applicable. The Company records tax benefits for all years subject to examination, based upon management’s evaluation of the facts, circumstances and information available at the end of the reporting period. The Company has not recognized any tax benefits associated with those income tax positions where it is not more-likely-than-not that a tax benefit will result.
Litigation
The Company is involved in claims or lawsuits that arise in the ordinary course of business. Although the ultimate outcome of these claims or lawsuits cannot be ascertained by the Company, on the basis of present information and advice received from the Company’s legal counsel, it is management’s opinion that the disposition or ultimate determination of such claims or lawsuits, except as noted below, will not have a material effect on the Company’s operations and financial results. As of December 31, 2025 and 2024, the Company recognized legal contingencies of $7.6 million and $4.0 million, respectively, which is presented in Accrued expenses on the Consolidated Financial Statements.
Hello Farms
In 2020, GR Vending MI, LLC (“GR Vending MI”), prior to its acquisition by the Company, entered into a supply contract with Hello Farms Licensing MI, LLC (“Hello Farms”) (the “Hello Farms Supply Contract”) to acquire the expected output of Hello Farms’ Michigan cultivation facility from the 2020 and 2021 harvests, subject to certain conditions. Additionally, Cura MI, LLC (“Cura MI” and together with GR Vending MI, the “Michigan Entities”) entered into a guaranty agreement (the “Cura MI Guaranty”) with Hello Farms, under which Cura MI guaranteed the performance of GR Vending MI’s payment obligations under the Hello Farms Supply Contract. The Hello Farms Supply Contract was amended and restated in November 2020. Subsequently, GR Vending MI indicated that Hello Farms had failed to perform its obligations under the Hello Farms Supply Contract; and therefore, deemed the contract breached and therefore terminated. In February 2021, Hello Farms sued the Michigan Entities in a state court in Michigan. In March 2021, the case was moved to the U.S. District Court for the Eastern District of Michigan (the “Michigan Eastern District Court”).
A trial was held in January 2025, after which a jury awarded Hello Farms approximately $31.8 million in damages against the Michigan Entities for breach of contract. Subsequently, in February 2025, Hello Farms filed a motion for award of prejudgment interest of $5.0 million. In May 2025, a judgment was issued awarding a post-filing prejudgment interest of $5.4 million, increasing the total amount to $37.2 million. The Michigan Entities have appealed the ruling to the Sixth Circuit Court of Appeals.
Based on the Company's assessment of the likelihood of success on appeal, the estimated accrual as of December 31, 2025 is substantially less than the total potential loss associated with the judgment. If the Company’s challenge is unsuccessful, it is reasonably possible the resulting loss could materially exceed the Company’s current accrual.
The Michigan Entities, which are consolidated by the Company as VIEs, ceased operations in 2023, do not have any substantial assets and are classified by the Company as discontinued operations. See Note 6 — Discontinued operations for further details.